PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]

Plant and equipment, net consist of the following:

	September 30,
	2019	2020
	RMB	RMB
Plant and building	143,808	123,011
Machinery and equipment	70,664	64,734
Furniture and office equipment	12,367	12,363
Motor vehicles	3,590	3,586
Total	230,429	203,694
Accumulated depreciation	(81,313)	(88,243)
Plant and equipment, net	149,116	115,451